                                                                    Exhibit 10.2

                      INTERIM INVESTMENT ADVISORY AGREEMENT

                         MORAMERICA CAPITAL CORPORATION,
                               An Iowa Corporation

          This INTERIM INVESTMENT  ADVISORY AGREEMENT dated as of April 30, 2005
(the "Agreement") by MorAmerica  Capital  Corporation,  a corporation  organized under  the laws of the  State of Iowa  ("MACC"),  and  InvestAmerica  Investment
Advisors,  Inc., a corporation organized under the laws of the State of Delaware
("InvestAmerica").

          WHEREAS,  MACC is  licensed  as a small  business  investment  company
("SBIC")  under the Small  Business  Investment  Act of 1958,  as  amended,  and operates as a business  development  company under the Investment Company Act of
1940, as amended (the "ICA");

          WHEREAS,  InvestAmerica  is qualified to provide  investment  advisory services  to  MACC,  and  is  registered  as an  investment  advisor  under  the
Investment Advisers Act of 1940, as amended.

          NOW THEREFORE,  in  consideration  of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

          Section 1. Definitions.

          1.1       "Affiliate"  shall have the meaning  given under Rule 144 of the Securities Act of 1933, as amended.

          1.2       "Assets Under Management" shall mean the total value of MACC assets Managed by InvestAmerica under this Agreement.

          1.3       "InvestAmerica"   shall   mean   InvestAmerica    Investment
Advisors, Inc., a Delaware corporation.

          1.4       "Capital Losses" are those which are placed, consistent with generally accepted accounting  principles,  on the books of MACC and which occur when:

          (a)       An actual or realized  loss is sustained  owing to Portfolio
Company or investment events including, but not limited to, liquidation, sale or bankruptcy;

          (b)       The Board of  Directors  of MACC  determines  that a loss or depreciation  in value  from the value on the date of this  Agreement  should be taken by MACC in accordance with generally  accepted  accounting  principles and
SBA accounting  regulations  and is shown on its books as a part of the periodic valuation of the Portfolio Companies by the Board of Directors; or

          (c)       Capital  Losses are adjusted  for  reverses of  depreciation when the Board of Directors  determines  that a value should be adjusted  upward and the investment value remains at or below original cost.

          For  purposes  of this  definition,  in any case  where  the  Board of
Directors of MACC writes down the value of any  investment  in MACC's  portfolio
(in accordance  with the standards set forth in subsection  1.3(b)  above),  (i)
such reduction in value shall result in a new cost basis for such investment and
(ii) the most recent cost basis of such investment  shall  thereafter be used in the  determination  of any Realized  Capital  Gains or Capital  Losses in MACC's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

          1.5       "Capital Under Management" shall mean MACC's (i) fiscal year end  Private  Capital as defined in the SBA  regulations  as of the date  hereof
(which  regulations  define Private Capital to exclude  unrealized capital gains and losses)  ("Private  Capital");  plus (ii)  fiscal  year end SBA  leverage as defined  by SBA  regulations  as of the  date  hereof,  including  participating securities as defined in Section 303(g) of the Small Business  Investment Act of
1958, as amended; plus (iii) fiscal year end Undistributed Realized Earnings.

          1.6       "Combined  Capital"  shall mean MACC's  Combined  Capital as defined in SBA regulations as of the date hereof.

          1.7       "ICA" has the meaning set forth in the first recital hereof.

          1.8       "MACC" shall mean MorAmerica  Capital  Corporation,  an Iowa corporation that is a wholly owned subsidiary of the Company.

          1.9       "Net Capital Gains" shall mean Realized  Capital Gains minus the sum of (i) Capital Losses  determined in accordance with generally  accepted accounting  principles;  and (ii) net investment  losses, if any, as reported on
Line 32 of SBA Form 468.

          1.10      "Other  Venture  Capital Funds" has the meaning set forth in subsection 3.2(b).

          1.11      "Portfolio Company" or "Portfolio  Companies" shall mean any entity  in  which  MACC  may  make an  investment  and  with  respect  to  which
InvestAmerica will be providing services pursuant hereto,  which investments may include  ownership of capital  stock,  loans,  receivables  due from a Portfolio
Company or other debtor on the sale of assets acquired in liquidation and assets acquired in liquidation of any Portfolio Company.

          1.12      "Private   Capital"   has  the  meaning  set  forth  in  the
definition of Capital Under Management in Section 1.5 above.

          1.13      "Realized  Capital  Gains"  shall mean  capital  gains after deducting  the cost and expenses  necessary to achieve the gain (e.g.,  broker's fees). For purposes of this Agreement:

          (a)       Capital gains are Realized  Capital Gains upon the cash sale of the capital stock or assets of a Portfolio Company or any other asset or item of  property  managed  by  InvestAmerica  pursuant  to the  terms  hereof or any
Realized  Capital Gain has occurred in accordance with GAAP which is not cash as described in Subsection 1.12(b) below; and

          (b)       Realized  Capital  Gains  other  than  cash  gains  shall be recorded  and  calculated  in the  period  the  gain is  realized;  however,  in determining  payment of any  incentive  fee, the payment  shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.

          1.14      "SBA"   shall  mean  the  United   States   Small   Business
Administration  or any successor  thereto,  which has regulatory  authority over
SBICs.

          1.15      "SBIC"  has the  meaning  set  forth  in the  first  recital hereof.

          1.16      "SEC" shall mean the United States  Securities  and Exchange
Commission.

          1.17      "The Company" shall mean MACC Private Equities Inc. and "the
Companies" shall mean MACC Private Equities Inc. and MACC.

          Section  2.  Investment  Advisory  Engagement.   MACC  hereby  engages
InvestAmerica as its investment

advisor.

          2.1       As such, InvestAmerica will:

          (a)       Manage,  render  advice with respect to, and make  decisions regarding the  acquisition  and  disposition  of  securities in accordance  with applicable  law and MACC's  investment  policies  as set forth in writing by the
Board of Directors, to include (without limitation) the search and marketing for
investment   leads,   screening  and  research  of   investment   opportunities,
maintenance  and  expansion  of a  co-investor  network,  review of  appropriate investment legal documentation,  presentations of investments to MACC's Board of
Directors  (when  and as  required),  closing  of  investments,  monitoring  and management of investments  and exits,  preparation of valuations,  management of relationships with the SEC,  shareholders,  the SBA and its auditors and outside auditors,  and the provision of other services  appropriate to the management of an SBIC operating as a business development company;

          (b)       Make available  and, if requested by Portfolio  Companies or entities in which MACC is proposing to invest,  render managerial assistance to, and exercise  management  rights in, such  Portfolio  Companies  and entities as appropriate to maximize return for MACC and to comply with regulations;

          (c)       Maintain  office space and facilities to the extent required by InvestAmerica to provide adequate management services to MACC;

          (d)       Maintain  the books of account  and other  records and files for MACC, but not to include auditing services; and

          (e)       Report to MACC's Board of Directors,  or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable  detail as the Board deems appropriate in order to enable
MACC to determine that  investment  policies are being observed and  implemented and that the obligations of  InvestAmerica  hereunder are being  fulfilled.  Any investment  program  undertaken by  InvestAmerica  pursuant hereto and any other activities  undertaken by  InvestAmerica on behalf of MACC shall at all times be subject to applicable law and any directives of MACC's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of MACC's
Board of Directors.

          2.2       InvestAmerica   will  be   responsible   for  the  following
expenses: its staff salaries and fringe benefits, office space, office equipment and furniture,  communications,  travel,  meals and entertainment,  conventions, seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses, expenses related  to  developing,  investigating  and  monitoring  investments,  business development,  insurance  premiums and fees (including  premiums for the fidelity bond,  if any,  maintained  by  InvestAmerica  pursuant  to ICA  Section  17 but excluding premiums for directors and officers insurance) and minor miscellaneous expenses.

          InvestAmerica  will pay for its own account all  expenses  incurred in rendering the services to be rendered hereunder. Without limiting the generality of the  foregoing,  InvestAmerica  will  pay the  salaries  and  other  employee benefits  of the persons in its  organization  whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of MACC.

          2.3       In connection with the services provided, InvestAmerica will not  be  responsible  for  the  following  expenses  which  shall  be  the  sole responsibility  of MACC and will be paid promptly by MACC:  auditing  fees;  all legal  expenses;  legal fees  normally  paid by  Portfolio  Companies;  National
Association of Small Business  Investment  Companies and other appropriate trade
association  fees;  brochures,  advertising,   marketing  and  publicity  costs;
interest on SBA or other debt;  fees to MACC  directors and board fees; any fees owed or paid to MACC,  its  Affiliates  or fund  managers;  any and all expenses associated with property of a Portfolio  Company taken or received by MACC or on its  behalf  as a  result  of its  investment  in  any  Portfolio  company;  all reorganization and registration  expenses of MACC; the fees and disbursements of
MACC's counsel,  accountants,  custodian, transfer agent and registrar; fees and expenses  incurred in  producing  and  effecting  filings with federal and state securities administrators; costs of periodic reports to and other communications with the Company's shareholders; fees and expenses of members of MACC's Board of
Directors  who  are  not  directors,   officers,   employees  or  Affiliates  of
InvestAmerica or of any entity which is an Affiliate of InvestAmerica;  premiums for directors and officers  insurance  maintained by MACC;  and all  transaction costs incident to the  acquisition,  management,  protection and  disposition of securities by MACC; and any other expenses incurred by or on behalf of MACC that are not expressly payable by InvestAmerica under Section 2.2 above.

          2.4       Neither   InvestAmerica   nor  MACC  will   enter  into  any
subadvisory  agreements  without SBA approval,  which  agreements  shall also be subject to approval requirements of the ICA.

          Section 3. Nonexclusive Obligations; Co-investments.

          3.1       The obligations of  InvestAmerica to MACC are not exclusive.
InvestAmerica and its Affiliates may, in their discretion,  manage other venture capital  funds and render the same or similar  services  to any other  person or persons  who  may be  making  the  same  or  similar  investments.  The  parties acknowledge that  InvestAmerica  may offer the same investment  opportunities as may be offered to MACC to other  persons  for whom  InvestAmerica  is  providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to MACC or its Affiliates by reason of the activities of InvestAmerica or its  Affiliates  on  behalf of other  persons  and  funds as  described  in this paragraph.

          3.2       For   the   benefit   of   MACC's   investment   activities,
InvestAmerica and its Affiliates intend to maintain various future co-investment relationships  involving the Company which may result in MACC being accorded the opportunity in the future to review and to invest in certain  investments  found by other  venture  capital funds managed by  InvestAmerica  and its  Affiliates, including  NDSBIC,  L.P.,  Lewis and Clark  Private  Equities,  LP,  and  Invest
Northwest, LP (collectively, the "Other Venture Capital Funds").

          For  purposes  of  this  Section  3.2,  where  the  Companies  have an opportunity  to  co-invest  with the Other  Venture  Capital  Funds,  investment opportunities  shall be offered to the Companies  and the Other Venture  Capital
Funds,  as the case may be, (a) in the same  proportion  as its Private  Capital bears to the total  Private  Capital  of the  Companies  and the  Other  Venture
Capital Funds with which MACC proposes to co-invest, in the aggregate, or (b) in such other manner as is  otherwise  agreed upon by the  Companies  and the Other
Venture  Capital Funds.  Notwithstanding  anything to the contrary  contained in this Section 3.2, the terms of any exemptive order applicable to  co-investments between the Other Venture Capital Funds and the Companies will control as to the terms of co-investments among MACC and the Other Capital Venture Funds.

          3.3       InvestAmerica will cause to be offered to MACC opportunities to acquire or dispose of securities as provided in the co-investment  guidelines summarized in the section of the Company's SEC Registration  Statement  entitled
"Investment  Objectives and Policies - Co-Investment  Guidelines." Except to the
extent  of  acquisitions  and   dispositions   that,  in  accordance  with  such
co-investment  guidelines,  require the  specific  approval  of MACC's  Board of
Directors,  InvestAmerica is authorized to effect  acquisitions and dispositions of  securities  for MACC's  account in  InvestAmerica's  discretion.  Where such approval is required,  InvestAmerica  is authorized to effect  acquisitions  and dispositions  for MACC's account upon and to the extent of such  approval.  MACC will put  InvestAmerica  in funds whenever  InvestAmerica  requires funds for an acquisition of securities in accordance with the foregoing,  and MACC will cause to be delivered in accordance with  InvestAmerica's  instructions any securities disposed of in accordance with the foregoing.

          3.4       Should  InvestAmerica  or  any of its  Affiliates  agree  to perform or undertake any investment  management  services described in paragraph
3.1 for any  funds or  persons  in  addition  to Other  Venture  Capital  Funds,
InvestAmerica  will notify MACC, in writing,  not later than the commencement of such agreement or the initial provision of such services.

          3.5       Any   such   investment    management   services   and   all
co-investments  shall at all times be provided in strict  accordance  with rules and regulations under the ICA, any exemptive order thereunder  applicable to the
Company and the rules and regulations of the SBA.

          Section 4. Services to Portfolio Companies.

          4.1       It is  acknowledged  that  as a part of the  services  to be provided by InvestAmerica hereunder,  certain of its employees,  representatives and agents will act as members of the board of directors of individual Portfolio
Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions which may effect the near-term and the long-term  direction of a  Portfolio  Company.  Unless  otherwise  restricted  hereafter  by  MACC in
writing,   in  regard  to  such  actions  and  decisions  MACC  hereby  appoints
InvestAmerica  (and such officers,  Directors,  employees,  representatives  and agents is it shall  designate) as its proxy, as a result of which  InvestAmerica shall  have  the  authority,  in its  performance  of  this  Agreement,  to make decisions and to take, without specific authority from the Board of Directors of
MACC, as to all matters which are not hereby restricted.

          4.2       All fees,  including  director's fees that may be paid by or for the  account  of an entity in which  MACC has  invested  or in which MACC is proposing to invest in connection  with an investment  transaction in which MACC participates or provides  managerial  assistance,  will be treated as commitment fees  or  management  fees  and  will  be  received  by  MACC,  pro  rata to its
participation  in  such  transaction.   InvestAmerica  will  be  allowed  to  be
reimbursed by Portfolio  Companies for all direct  expenses  associated with due diligence and management of portfolio  investments  or investment  opportunities
(travel, meals, lodging, etc.).

          4.3       The sole and exclusive compensation to InvestAmerica for its services to be rendered  hereunder will be in the form of a management fee and a separate  incentive fee as provided in Section 5. Should any officer,  director, employee  or  Affiliate  of  InvestAmerica  serve  as a member  of the  Board of
Directors  of  MACC,   such   officer,   director,   employee  or  Affiliate  of
InvestAmerica  shall  not  receive  compensation  as a  member  of the  Board of
Directors of MACC.

          Section 5. Management and Incentive Fees.

          5.1       During   the  term  of  this   Agreement,   MACC   will  pay
InvestAmerica  monthly in arrears a  management  fee equal to the lesser of 1.5%
per annum of the (i) Combined Capital, or (ii) Assets Under Management.

          5.2       During  the  term  of  this  Agreement,  MACC  shall  pay to
InvestAmerica an incentive fee determined as specified in this Section 5.2.

          (a)       The incentive fee shall be calculated as follows:

                    (i) The amount of the fee shall be 13.4% of the Net  Capital
Gains,  before taxes,  resulting  from the  disposition of investments in MACC's
Portfolio  Companies  or  resulting  from the  disposition  of other  assets  or property of MACC managed by InvestAmerica pursuant to the terms hereof.

                    (ii) Net Capital  Gains,  before taxes,  shall be calculated annually  at the end of each  fiscal  year for the  purpose of  determining  the earned  incentive  fee,  unless  this  Agreement  is  terminated  prior  to  the completion of any fiscal year, then such calculation shall be made at the end of such  shorter  period.  A  preliminary  calculation  shall  be made on the  last business  day of each of the three  fiscal  quarters  preceding  the end of each fiscal year for the  purpose of  determining  the  incentive  fee payable  under
Section 5.2(c)(i) below.  Capital Losses and Realized Capital Gains shall not be cumulative  (i.e.,  no Capital  Losses nor  Realized  Capital  Gains are carried forward for purposes of calculating the incentive fee for any subsequent  fiscal year).

                    (iii) The incentive fee for the fiscal year ended  September
30,  2005 shall be  computed  based on the full  fiscal  year,  even though this
Agreement commenced on April 30, 2005.

          (b)       Upon termination of this Agreement, but subject to the other limitations  of this Section 5.2, all earned but unpaid  incentive fees shall be immediately due and payable; provided,  however, that incentive fees earned with respect  to  non-cash  Realized  Capital  Gains  shall  not be due and  owing to
InvestAmerica until the cash is received by MACC. Notwithstanding the foregoing, in the event this  Agreement  is replaced by an agreement  having  substantially similar  terms,  no  payment  pursuant  to  Section  5.2  shall  be  payable  to
InvestAmerica,  but any  payments  accruing  pursuant  to  Section  5.2 shall be payable pursuant to the terms of any such replacement agreement.

          (c)       Subject to other limitations of this Section 5.2, payment of incentive fees shall be made as follows:

                    (i) To the extent payable,  the incentive fee shall be paid, in cash,  in  arrears by the last  business  day of each  fiscal  quarter in the fiscal  year.  The  incentive  fee shall be  retroactively  adjusted  as soon as practicable following completion of valuations at the end of each fiscal year in which this  Agreement is in effect to reflect the actual  incentive  fee due and owing to InvestAmerica,  and if such adjustment  reveals that  InvestAmerica has
received   more   incentive  fee  income  than  it  is  entitled  to  hereunder,
InvestAmerica shall promptly reimburse MACC for the amount of such excess.

                    (ii) In the event  InvestAmerica  earns any incentive  fees, the  payment  of which  would  cause  MACC's  Private  Capital to be 25% or more impaired,  the portion of such fees which causes the impairment shall be paid by
MACC into a trust or  escrow  account  established  by MACC for the  benefit  of
InvestAmerica. Fees from such account shall be released to InvestAmerica at such time as,  and to the  extent  that,  MACC's  Private  Capital  is no  longer  so impaired.

          (d)       The SBA, MACC and certain others SBICs are parties to an SBA
Agreement  dated  as of  December  23,  2004  (the  "SBA  Agreement").  From the
effective date of this Agreement, no incentive fee can be paid until (i) all SBA leverage is paid in full (including interest, fees and principal),  and (ii) the escrow fund contemplated by the SBA Agreement is fully funded, the SBA Agreement is terminated or the SBA approves such payment in writing. In addition, MACC and
InvestAmerica  shall  enter  into a  subordination  agreement  with  SBA to give further  effect to the  subordination  of the  incentive  fees to SBA under this
Section 5.2(d).

          (e)       Earned  incentive  fees the  payment  of  which is  deferred pursuant to this  Section 5.2 shall be accrued and shall be paid when  permitted by this Section 5.2.

          (f)       The provisions of this Section 5.2 shall survive termination of this Agreement.

          5.3       Notwithstanding  the  foregoing,   (i)  the  management  fee
contemplated  by this Section will not exceed the maximum  permitted  management fee  allowed  by SBA rules  and  regulations  and (ii)  MACC  shall not make any incentive  fee payment  contemplated  by Section 5.2 that is in violation of the rules and  regulations  of the SBA  regarding  Retained  Earnings  Available for
Distribution;  provided that such payment will be made by MACC to  InvestAmerica at such time as MACC has sufficient Retained Earnings Available for Distribution to make such payment.

          Section 6. Liability and Indemnification of InvestAmerica.

          6.1       Article X of the Amended and  Restated  Bylaws of MACC as in
effect on the date hereof (the "Bylaws") is hereby  incorporated by reference in and made a part of this Agreement and is hereby referred to for a description of
MACC's  indemnification  obligations in favor of InvestAmerica and its officers, directors,  shareholders,  employees,  agents and Affiliates (collectively,  the
"Indemnified  Parties").  MACC confirms that in  performing  services  hereunder
InvestAmerica  will be an agent of MACC for the  purpose of the  indemnification provisions of the Bylaws of MACC subject,  however,  to the same  limitations as though  InvestAmerica were a director or officer of MACC. MACC grants the rights to indemnification contained in Article X of the Bylaws to the other Indemnified
Parties and such  Indemnified  Parties shall be entitled to the same benefits of
Article X as if they were a director or officer of MACC.  The provisions of this
Section 6.1 shall survive termination of this Agreement.

          6.2       Individuals who are Affiliates of InvestAmerica and are also officers or directors of MACC as well as other InvestAmerica officers performing duties  within the scope of this  Agreement on behalf of MACC will be covered by any directors and officers insurance policy maintained by MACC.

          Section 7. Term.

          MACC  represents that this Agreement has been approved by MACC's Board of  Directors  in accord  with Rule  15a-4  adopted  pursuant  to the ICA.  This
Agreement shall continue in effect for no more than one hundred fifty (150) days from the date hereof and shall

automatically  terminate  upon  the  effectiveness  of  a  replacement  advisory agreement  for  MACC.  The  foregoing  notwithstanding,  this  Agreement  may be terminated by MACC at any time,  without  payment of any penalty,  on sixty (60)
days' written notice to InvestAmerica if the decision to terminate has been made by the Board of Directors or by vote of the holders of a majority, as defined in the ICA, of MACC's  outstanding  voting securities or the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities.

          InvestAmerica  may also  terminate  this Agreement on sixty (60) days'
written notice to MACC and the Company;  provided,  however,  that InvestAmerica may not so terminate this Agreement unless another investment advisory agreement has been  approved by the vote of a  majority,  as defined in the ICA, of MACC's outstanding  shares  and by the Board of  Directors,  including  a  majority  of members who are not parties to such agreement or interested  persons of any such party.  Upon  receipt of any such notice from  InvestAmerica,  MACC will in good faith use its best efforts to cause an advisory  agreement to be entered into by
MACC with a suitable investment adviser.

          Section 8. Assignment.

          This  Agreement  may not be assigned by any party  without the written consent of the other and any assignment, as defined in the ICA, by InvestAmerica shall automatically terminate this Agreement.

          Section 9. Amendments.

          This  Agreement  may be  amended  only  by an  instrument  in  writing executed by all parties and with the prior approval of the SBA.

          Section 10. Governing Law.

          This Agreement  shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

                            [Signature page follows]

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Agreement  to be effective as of the date first above written.

                                       MACC:
                                       MORAMERICA CAPITAL CORPORATION

                                       By:         /s/ David R. Schroder
                                           ------------------------------
                                                   David R. Schroder
                                                   President and Secretary

                                       INVESTAMERICA:
                                       INVESTAMERICA INVESTMENT
                                       ADVISORS, INC.
                                       a Delaware corporation

                                       By:         /s/ Robert A. Comey
                                           ------------------------------
                                                   Robert A. Comey
                                                   Executive Vice President

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